                                                              Exhibit 10.37(iii)

                                AMENDMENT NO. 3
                                       TO
                            COLLABORATION AGREEMENT

       THIS AMENDMENT NO. 3 is made effective as of the 1 day of August, 1995 by and between COR THERAPEUTICS, INC., a Delaware corporation having its principal place of business at 256 East Grand Avenue, South San Francisco, California, U.S.A. 94080 ("COR") and KYOWA HAKKO KOGYO CO., LTD., a Japanese corporation having its principal place of business at 1-6-1 Ohtemachi, Chiyoda-ku, Tokyo, Japan ("Kyowa Hakko").

                                    RECITALS

       1. COR and Kyowa Hakko entered into that certain Collaboration Agreement, dated as of November 30, 1992 and as amended effective May 9, 1994 and July 13, 1994 (the "Collaboration Agreement") for collaborative research to conduct a drug discovery program for [*]. The Collaboration Agreement further provides for the development and commercialization of certain agents resulting from the research program.

       2. As contemplated by Section 2.4 of the Collaboration Agreement, the parties added a [*] to the Research pursuant to the amendment dated July 13, 1994 ("Amendment No. 2").

       3. The parties now desire to add a [*] compounds, and the parties therefore desire to amend the Collaboration Agreement as provided herein to define which compounds identified by such assay will be included in the Collaboration Agreement.

       NOW, THEREFORE, the parties agree as follows:

                                   AGREEMENT

       1.1 REVISED DEFINITIONS. For the purposes of this Amendment No. 3 and the Collaboration Agreement, the following terms will have the following meanings:

              (a) The definition of the term "Additional Assay" shall be revised to mean either the [*] described on Exhibit A to Amendment No. 2 or the [*] described on Exhibit A to this Amendment No. 3.

              (b) The definition of the term "COR Compound" shall be revised to reference "either" Additional Assay rather than "the" Additional Assay.

              (c) The definition of the term "Kyowa Hakko Natural Compound" shall be revised to reference "either" Additional Assay rather than "the" Additional Assay.



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.


                                     1.

              (d) The definition of the term "Kyowa Hakko Synthetic Compound" shall be revised to reference "either" Additional Assay rather than "the" Additional Assay.

              (e) All other capitalized terms used in this Amendment No. 3 shall have the meanings assigned to them in the Collaboration Agreement.

       1.2 ADDITIONAL ASSAY. The parties hereby add the second Additional Assay (the [*]) to the Research, commencing on the effective date of this Amendment No. 3. Both parties will perform screening with such assay, and compounds identified from such screening will be included in the collaboration on the terms provided in Sections 1.4 through 1.6 of Amendment No. 2.

       1.3 AMENDMENT TO COLLABORATION AGREEMENT. Pursuant to Section 16.14 of the Collaboration Agreement, the parties hereby amend the Collaboration Agreement as provided herein. Such agreement, as amended, shall continue in full force and effect. This amendment shall be governed by the laws of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 in duplicate originals by their proper officers as of the date and year first above written.

COR THERAPEUTICS, INC.                 KYOWA HAKKO KOGYO CO. LTD.



By:  /s/                               By:  /s/
   ---------------------------            -------------------------
   Vaughn M. Kailian                      Toshio Komuro
   President and CEO                      Director, Pharmaceuticals R&D Center





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       2.

                                   Exhibit A

                                      [*]







* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       3.